UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2012

EVERTEC, LLC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	333-173504	66-0449729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3 San Juan, Puerto Rico		00926
(Address of principal executive offices)		(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Preliminary Offering Memorandum

EVERTEC, LLC (formerly known as EVERTEC, Inc., “EVERTEC” or the “Company”) and EVERTEC Finance Corp. (“Finance Corp,” and together with the Company, the “Issuers”) will disclose certain information to prospective investors in a preliminary confidential offering memorandum to be distributed in connection with the proposed Notes Offering announced by EVERTEC on April 30, 2012 that is described in more detail in Item 8.01 below. EVERTEC is furnishing to such prospective investors the information attached hereto as Exhibit 99.1, which information is incorporated herein by reference.

Note: The information contained in Item 7.01 of this report (including Exhibit 99.1 incorporated by reference herein) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Notes Offering

On April 30, 2012, the Issuers announced, pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), the intent of the Issuers to offer $40 million aggregate principal amount of 11% senior notes due 2018 (the “New Notes”), through a private offering (the “Notes Offering”) exempt from the registration requirements of the Securities Act. The New Notes are expected to be issued as additional securities under the indenture dated as of September 30, 2010, as amended (the “Indenture”), which also governs the Issuers’ existing 11% Senior Notes due 2018 (the “Existing Notes”).

A copy of the press release related to the Notes Offering is attached as Exhibit 99.2 and is incorporated herein by reference.

The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. investors pursuant to Regulation S. The Notes will not initially be registered under the Securities Act or any state securities laws and may not be offered or sold in the Unites States absent an effective registration statement or an applicable exemption from the registration requirements of the Securities Act or in a transaction that is not subject to the registration requirements of the Securities Act or any state securities laws.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Consent Solicitation

On April 30, 2012, the Issuers issued a press release announcing the commencement of a consent solicitation (the “Consent Solicitation”) with respect to the Existing Notes, seeking the consent of at least a majority of the aggregate principal amount of all Existing Notes outstanding as of the record date of April 27, 2012 to amend the limitation on restricted payments covenant in the Indenture to provide the Issuers with additional dividend capacity of up to $270 million, subject to the terms and conditions described in the consent solicitation statement, dated as of April 30, 2012 and the accompanying consent letter.

A copy of the press release related to the Consent Solicitation is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

99.1*	Regulation FD Disclosure.

99.2	Press release issued by EVERTEC, LLC and EVERTEC Finance Corp. on April 30, 2012, announcing the proposed Notes Offering.

99.3	Press release issued by EVERTEC, LLC and EVERTEC Finance Corp. on April 30, 2012, announcing the launch of the Consent Solicitation.

*	Exhibit is being filed herewith, and is furnished solely for purposes of Item 7.01 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, LLC (Registrant)

Date: April 30, 2012	By:	/s/ Juan J. Román
Name: Juan J. Román
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1*	Regulation FD Disclosure.

99.2	Press release issued by EVERTEC, LLC and EVERTEC Finance Corp. on April 30, 2012, announcing the proposed Notes Offering.

99.3	Press release issued by EVERTEC, LLC and EVERTEC Finance Corp. on April 30, 2012, announcing the launch of the Consent Solicitation.

*	Exhibit is being filed herewith, and is furnished solely for purposes of Item 7.01 of this Form 8-K.